UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2233 Argentia Road, Suite 401
 Mississauga, Ontario, L5N 2X7, Canada
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (905) 821-9669

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	STKL	The Nasdaq Stock Market LLC
Common Shares	SOY	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b 2 of the Securities Exchange Act of 1934 (17 CFR §240.12b 2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

SunOpta Inc. (the "Company") held an Annual Meeting of Shareholders on June 18, 2020 (the "Meeting").  The matters voted upon at the Meeting included: (1) the election of eight directors of the Company for the ensuing year; (2) the appointment of Ernst & Young LLP as the independent registered public accounting firm and auditor of the Company for the ensuing year and to authorize the Audit Committee of the Company to fix their remuneration; (3) a non-binding, advisory resolution to approve the compensation of the Company's named executive officers; (4) a non-binding, advisory resolution regarding how frequently the Company should ask for an advisory vote regarding the compensation of the Company's named executive officers; and (5)  a proposal to approve the Company's Amended 2013 Stock Incentive Plan.

Our scrutineer reported the vote of the shareholders as follows:

1. Election of Directors

Director Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Dr. Albert Bolles	64,650,291	6,792,820	0	10,728,072
Derek Briffett	71,198,018	245,093	0	10,728,072
Joseph Ennen	71,298,350	144,761	0	10,728,072
Rebecca Fisher	71,198,773	244,338	0	10,728,072
R. Dean Hollis	71,198,511	244,600	0	10,728,072
Katrina Houde	70,312,232	1,130,879	0	10,728,072
Leslie Starr Keating	71,287,339	155,772	0	10,728,072
Ken Kempf	71,165,402	277,709	0	10,728,072

2.  Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,725,255	273,601	172,327	-

3.  Advisory Resolution Regarding the Compensation of the Company's Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,069,629	334,148	39,334	10,728,072

4.  Advisory Resolution Regarding How Frequently the Company Should Ask for an Advisory Vote Regarding the Compensation of the Company's Named Executive Officers

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
49,180,630	594,547	20,903,045	687,698	-

5.  Approval of the Company's Amended 2013 Stock Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,969,434	397,335	76,342	10,728,072

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Jill Barnett
Jill Barnett Chief Administrative Officer

Date	June 23, 2020